UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 20, 2004
Date of Report (Date of earliest event reported)

First Financial Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076

State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401

(Address of principal executive offices)		(Zip Code)

(843) 529-5933

Registrant's telephone number (including area code)

Item 12.	Results of Operations for Quarter ended 6/30/04.

	(c)	Exhibits

Exhibit 99.1: Press Release of First Financial Holdings, Inc. dated July 20, 2004

On July 20, 2004, First Financial Holdings, Inc. announced results for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

	By:	/s/ Susan E. Baham

Susan E. Baham
Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

Dated: 7/20/04